LADENBURG THALMANN FINANCIAL SERVICES INC.

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial statements are based on the historical financial statements of Ladenburg Thalmann Financial Services Inc. (“LTS”) and Securities America Financial Corporation (“SAFC”) after giving effect to the acquisition of SAFC by LTS using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes.

The unaudited pro forma combined condensed statements of operations for the nine months ended September 30, 2011 and the twelve months ended December 31, 2010 are presented as if the merger had occurred on January 1, 2010. The unaudited pro forma combined condensed balance sheet is presented as if the acquisition had occurred on September 30, 2011. You should read this information in conjunction with the:

•	accompanying notes to the unaudited pro forma combined condensed financial statements;

•
separate unaudited historical financial statements of LTS as of, and for the nine month period ended September 30, 2011, included in the LTS’ quarterly report on Form 10-Q for the three months ended September 30, 2011;

•	separate historical financial statements of LTS as of, and for the fiscal year ended December 31, 2010, included in LTS’ annual report on Form 10-K for the fiscal year ended December 31, 2010; and

•
separate historical financial statements of SAFC as of September 30, 2011, for the nine months ended September 30, 2011 and September 30, 2010, as of December 31, 2010 and 2009 and for the fiscal years ended December 31, 2010, 2009 and 2008 included in Items 99.1 and 99.2 of this report.

The pro forma information presented is for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the acquisition had been completed on the dates indicated, nor is it indicative of future operating results or financial position. The pro forma adjustments are based upon available information and certain assumptions that LTS believes are reasonable.

The unaudited pro forma combined condensed financial statements do not include the effects of any operating efficiencies or cost savings expected from the acquisition.

The unaudited pro forma combined condensed statement of operations for the nine months ended September 30, 2011 has been derived from:

•	the unaudited historical condensed consolidated statements of operations of LTS for the nine months ended September 30, 2011; and

•	the unaudited historical condensed consolidated statement of operations of SAFC for the nine months ended September 30, 2011.

The unaudited pro forma combined condensed statement of operations for the twelve months ended December 31, 2010 has been derived from:

•	the audited historical consolidated statement of operations of LTS for the twelve months ended December 31, 2010; and

•	the audited historical consolidated statement of operations of SAFC for the twelve months ended December 31, 2010.

The unaudited pro forma combined condensed balance sheet as of September 30, 2011 has been derived from:

•	the unaudited historical condensed consolidated balance sheet of LTS as of September 30, 2011; and

•	the unaudited historical condensed consolidated balance sheet of SAFC as of September 30, 2011.

LADENBURG THALMANN FINANCIAL SERVICES INC.

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET September 30, 2011 (In thousands, except share and per share amounts)

	Historical
			Pro Forma		Pro Forma
	LTS	SAFC	Adjustments		Combined

ASSETS
Cash and cash equivalents	$10,627	$24,548	$6,591	(e)	$41,766
Securities owned, at market value	1,584	197	—		1,781
Receivables from clearing brokers, other broker-dealers and sponsors	19,130	6,222	—		25,352
Accounts receivable, net	5,882	8,574	—		14,456
Furniture, equipment and leasehold improvements, net	2,293	14,961	—		17,254
Restricted assets	150	79	—		229
Intangible assets, net	24,531	7,954	68,504	(g)	100,989
Goodwill	29,708	48,058	14,545	(g)(h)(l)	92,311
Notes receivable, net	2,145	23,473	20,000	(m)	45,618
Deferred income taxes	—	7,137	(7,137)	(f)	—
Unamortized debt issue cost	1,787	—	9,996	(j)	11,783
Other assets	2,955	20,647	—		23,602

Total assets	$100,792	$161,850	$112,499		$375,141

LIABILITIES AND SHAREHOLDERS’ EQUITY

Securities sold, but not yet purchased, at market value	$10	$10	$—		$20
Accrued compensation	6,615	3,957	—		10,572
Commissions and fees payable	6,526	14,382	—		20,908
Accounts payable and accrued liabilities	5,450	31,871	(2,478)	(h)(i)	34,843
Deferred rent	2,491	—	—		2,491
Deferred income taxes	3,054	—	—		3,054
Accrued interest	242	—	—		242
Due to Ameriprise	—	132,264	(123,000)	(h)	9,264
Notes payable	30,051	—	175,700	(j)	205,751

Total liabilities	54,439	182,484	50,222		287,145

Shareholders’ equity:
Preferred stock, $.0001 par value; 2,000,000 shares authorized; none issued	—	—	—		—
Common stock, $.0001 par value; 400,000,000 shares authorized; 182,946,965 shares issued and outstanding	18	5	(5)	(k)	18
Treasury stock	—	(76)	76	(k)	—
Additional paid-in capital	193,319	125,224	(115,228)	(j)(k)	203,315
Retained earnings (accumulated deficit)	(146,984)	(145,787)	177,434	(k)(l)	(115,337)

Total shareholders’ equity	46,353	(20,634)	62,277		87,996

Total liabilities and shareholders’ equity	$100,792	$161,850	$112,499		$375,141

SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

LADENBURG THALMANN FINANCIAL SERVICES INC.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2011
 (In thousands, except share and per share amounts)

	Historical
			Pro Forma		Pro Forma
	LTS	SAFC	Adjustments		Combined
Revenues:

Investment banking	$25,171	$—	$—		$25,171
Commissions	84,676	174,816	—		259,492
Advisory fees	47,920	132,947	—		180,867
Principal transactions	(1,576)	—	—		(1,576)
Interest and dividends	419	2,584	—		3,003
Other income	9,721	32,027	—		41,748

Total revenues	166,331	342,374	—		508,705

Expenses:

Compensation and benefits	37,503	22,304	—		59,807
Commissions and fees	102,845	274,566	—		377,411
Non-cash compensation	2,772	693	1,015	(a)	4,480
Brokerage, communication and clearance fees	5,189	4,604	—		9,793
Rent and occupancy, net of sublease revenue	2,425	3,081	—		5,506
Professional services	2,754	8,240	—		10,994
Interest	2,468	341	15,520	(b)	18,329
Depreciation and amortization	2,650	4,005	6,124	(c)	12,779
Acquisition related	700	—	4,798	(a)	5,498
Other	8,535	22,714	—		31,249

Total expenses	167,841	340,548	27,457		535,846

(Loss) income before income taxes	(1,510)	1,826	(27,457)		(27,141)

Income tax expense	951	3,786	(2,980)	(d)	1,757

Net loss	$(2,461)	$(1,960)	$(24,477)		$(28,898)

Net loss per common share:
Basic	$(0.01)				$(0.16)
Diluted	$(0.01)				$(0.16)

Weighted average common shares outstanding:
Basic	183,068,493				183,068,493
Diluted	183,068,493				183,068,493

SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

LADENBURG THALMANN FINANCIAL SERVICES INC.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

For the twelve months ended December 31, 2010
 (In thousands, except share and per share amounts)

	Historical		Pro Forma		Pro Forma
	LTS	SAFC	Adjustments		Combined
Revenues:

Investment banking	$20,940	$—	$—		$20,940
Commissions	108,401	243,981	—		352,382
Advisory fees	53,627	165,656	—		219,283
Principal transactions	131	(84)	—		47
Interest and dividends	524	4,016	—		4,540
Other income	10,903	48,819	—		59,722

Total revenues	194,526	462,388	—		656,914

Expenses:

Compensation and benefits	43,309	29,142	—		72,451
Commissions and fees	122,120	366,187	—		488,307
Non-cash compensation	5,439	821	1,456	(a)	7,716
Brokerage, communication and clearance fees	6,632	5,813	—		12,445
Rent and occupancy, net of sublease revenue	3,309	4,031	—		7,340
Professional services	5,361	12,539	—		17,900
Interest	3,241	59	20,693	(b)	23,993
Depreciation and amortization	3,978	6,709	8,165	(c)	18,852
Acquisition related	—	—	7,500	(a)	7,500
Other	11,227	34,708	—		45,935

Total expenses	204,616	460,009	37,814		702,439

Income (loss) before income taxes	(10,090)	2,379	(37,814)		(45,525)

Income tax expense (benefit)	861	(2,926)	—	(d)	(2,065)

Net income (loss)	$(10,951)	$5,305	$(37,814)		$(43,460)

Net loss per common share:
Basic	$(0.06)				$(0.25)
Diluted	$(0.06)				$(0.25)

Weighted average common shares outstanding:
Basic	175,698,489				175,698,489
Diluted	175,698,489				175,698,489

SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
(in thousands, except share amounts)

1.	Basis of Presentation

On November 4, 2011, Ladenburg Thalmann Financial Services Inc. (the “Company”) completed its acquisition of the outstanding capital stock of Securities America Financial Corporation ("SAFC"), which is a holding company and the sole owner of Securities America, Inc. (“SAI”), Securities America Advisors, Inc. (“SAA”), and Brecek & Young Advisors, Inc. (“BYA”). SAI is a registered broker-dealer which conducts securities brokerage services and markets insurance products nationally through a network of independent contractor financial advisors. SAA and BYA are registered investment advisors which provide investment advisory services through a network of independent contractor financial advisors.

Under a stock purchase agreement, dated August 16, 2011, between the Company and Ameriprise Financial, Inc. (“Ameriprise”), the Company paid Ameriprise $150,000 in cash at closing. The Company will also pay to Ameriprise, if earned, a cash earn-out over two years, subject to a maximum of $70,000, calculated based on a percentage of the amount, if any, by which SAFC's consolidated gross revenue and cash spread for the years ending December 31, 2012 and 2013 exceed certain levels.

In connection with the acquisition, on November 4, 2011, the Company entered into a loan agreement with various lenders (the "Lenders"), under which the Lenders provided a loan (the "November 2011 Loan") to the Company in an aggregate principal amount of $160,700, a portion of which was used to fund the closing date purchase price.  Interest on the November 2011 Loan is payable quarterly, commencing on December 31, 2011, at 11% per annum.  At closing, the Company paid a one-time aggregate funding fee of $804 to the Lenders and issued to the Lenders warrants (“Warrants”) to purchase an aggregate of 10,713,332 shares of the Company's common stock.  The Warrants are exercisable at any time prior to their expiration on November 4, 2016 at $1.68 per share, which was the closing price of the Company’s common stock on the Closing Date, as reported by the NYSE Amex.  The Warrants may be exercised in cash, by net exercise or pursuant to a Lender’s surrender of all or a portion of the principal amount of such Lender’s note.

On November 4, 2011, the primary clearing firm of the Company's subsidiaries, National Financial Services LLC, a Fidelity Investments company, provided the Company with a seven-year, $15,000 forgivable loan.  The Company will use the forgivable loan proceeds to fund expenses related to the Acquisition.  Interest on the loan agreement accrues at the average annual Federal Funds effective rate plus 6% per annum, subject to a maximum rate of 11% per annum.

In connection with the acquisition, the Company made loans and granted stock options to SAI’s independent contractor financial advisors. The loans which aggregated $20,000, mature in four years and are ratably forgivable over the term of the loans provided the advisors meet certain production requirements and remain affiliated with SAI. The stock options for 8,940,743 common shares have an exercise price of approximately $1.68 and vest ratably over a period of four years as long as the advisors remain affiliated with SAI.

Certain reclassifications have been made to the SAFC historical unaudited condensed consolidated balance sheet as of September 30, 2011 to conform to the preliminary presentation of such information for the combined entity as discussed in Note 3 Reclassifications.

Preliminary Estimated Purchase Price and Related Allocation

The estimated purchase, which is based on a preliminary estimate of the fair value of the contingent earnout, is as follows:

Cash paid	$150,000
Contingent fair value of earnout (a)	7,111
$157,111

(a) Subject to change based on final determination of fair value.

The preliminary allocation of the purchase price to SAFC’s tangible and intangible assets acquired and liabilities assumed was based on their estimated fair values.  The valuation of these tangible and identifiable intangible assets and liabilities is preliminary and is subject to further management review and may change materially.  The excess of the purchase price over the tangible and identifiable intangible assets acquired and liabilities assumed has been allocated to goodwill as goodwill is not amortized but will be tested for impairment at least annually.

The following table summarizes the aggregate preliminary estimates of the fair values of identifiable assets acquired and liabilities assumed in the acquisition and the resulting goodwill as of September 30, 2011.  A deferred tax liability has been recorded for the excess of statement basis over tax basis of the acquired assets and assumed liabilities with a corresponding increase to goodwill:

Net working capital and tangible assets	$49,696
Identifiable intangible assets (a)	76,458
Goodwill	62,604
Deferred taxes payable, net	(31,647)
Total estimated purchase price	$157,111

(a)	Identifiable intangible assets as of the acquisition date consist of:

		Useful Life (years)
Technology	$20,996	7.7
Relationships with independent contractor financial advisors	43,188	9.2
Trade names	12,267	7.2
Non-solicitation agreement	7	2.2
Total identifiable intangible assets	$76,458

As SAFC and its subsidiaries will be included in the Company’s consolidated federal income tax return and therefore deferred tax liabilities assumed in the acquisition are able to offset the reversal of the Company’s pre-existing deferred tax assets, the Company’s deferred tax valuation allowance has been eliminated to the extent of the deferred tax liability recorded in the acquisition and recorded as a deferred tax benefit at the date of acquisition and accordingly has been credited to accumulated deficit in the accompanying pro forma combined condensed balance sheet.

2.	Pro forma adjustments

The following pro forma adjustments are included in the unaudited pro forma combined condensed statements of operations and the unaudited pro forma combined condensed balance sheet:

(a)	Adjustments to expenses:

	Nine months ended September 30, 2011	Twelve months ended December 31, 2010
To eliminate acquisition related expense included in nine months ended September 30, 2011	$(700)	$—
To record expense related to amortization of forgivable loans in conjunction with the acquisition, net of $127 included in nine months ended September 30, 2011	5,498	7,500
To record share-based compensation expense under ASC 718 for the stock options issued in conjunction with the acquisition and eliminate $693 and $821 of SAFC expense included in historical balances from the 2011 and 2010 periods, respectively	1,015	1,456
	$5,813	$8,956

(b)	To record interest expense on notes and amortization of debt issuance cost entered into in connection with acquisition:

	Nine months ended September 30, 2011	Twelve months ended December 31, 2010
To record interest expense on notes and amortization of debt issuance cost entered into in connection with acquisition	$15,520	$20,693

(c)	Adjustments to amortization of purchased intangible assets:

	Nine months ended September 30, 2011	Twelve months ended December 31, 2010
To record amortization of identified intangible assets net of $722 and $963 of SAFC expense included in historical balances for the 2011 and 2010 balances, respectively	$6,124	$8,165

(d)	Adjustments to income tax expense:

	Nine months ended September 30, 2011	Twelve months ended December 31, 2010
Eliminate historical income tax expense of SAFC as a result of proforma consolidated pre-tax loss	$(2,980)	$—

(e)	Adjustments to cash:

As of September 30, 2011
Estimated net working capital adjustment	$891
Borrowings in excess of purchase price	5,700
Total	$6,591

(f)	Adjustment to deferred taxes:

As of September 30, 2011
To record reduction in deferred tax asset as a result of forgiveness of liabilities related to legal settlements (see note (h))	$(3,613)
To offset deferred tax liability resulting from acquisition	3,524
Total	$7,137

(g)	Adjustments to reflect allocation of purchase price, elimination of intangibles and goodwill from SAFC:

As of September 30, 2011
Goodwill	$14,545
Intangible Assets	68,504
Total	$83,049

(h)	Adjustments for forgiveness of legal settlements by Ameriprise:

As of September 30, 2011
Accounts payable and accrued liabilities (see note (f))	$(9,589)
Due to Ameriprise	(123,000)
Total	$(132,589)

(i)	To record estimated fair value of earnout consideration that may become payable over two years:

As of September 30, 2011
Accounts payable and accrued liabilities	$7,111

Changes to the fair value of the earn-out subsequent to the acquisition will be recognized as earnings until the liability is settled. Although the acquisition is assumed to occur as of January 1, 2010, for purposes of the proforma combined condensed statement of operations no charges or credits for subsequent changes in fair value are included in the accompanying proforma combined condensed statement of operations.

(j)	To record notes payable entered into in connection with acquisition:

As of September 30, 2011
To record five-year loans with various lenders, including an affiliate of the Company’s principal shareholder	$160,700
To record seven-year forgivable loan with clearing firm	15,000
$175,700

To record debt issuance cost	$9,996

(k)	Adjustments to shareholders’ equity:

As of September 30, 2011
To eliminate SAFC stockholder’s equity	$(20,634)
To record debt issuance cost	(9,996)
$(30,630)

(l)	Adjustments to accumulated deficit:

To record elimination of consolidated deferred tax asset valuation allowance resulting from acquisition and reduction of accumulated deficit. As item is non-recurring it is not included in the pro forma combined condensed statement of operations	$31,647

(m)	Adjustments for retention program for SAFC independent contractor financial advisors:

As of September 30, 2011
To record notes receivable	$20,000

3.	Reclassifications

The following reclassifications have been made in the presentation of SAFC’s historical unaudited consolidated balance sheet to conform to the Company’s presentation:

●  Due from subsidiaries/affiliates/intercompany of $889 as of September 30, 2010 was reclassified to due to Ameriprise.

●  Due to clearing brokers of $1,897 as of September 30, 2011 was reclassified to receivables from clearing brokers, other broker dealers and sponsors.

●  Deferred income of  $78 and special reserves of $9,482 as of September 30, 2011 were reclassified to accounts payable and accrued liabilities.

●  Dividends paid of $47,159 and net income of $1,960 as of September 30, 2011 were reclassified to retained earnings (accumulated deficit)

●  Legal settlements of $30 as of September 30, 2011 and $514 as of December 31, 2010 were reclassified to other expenses.